SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

First Choice Healthcare Solutions, Inc.

 (Exact Name of Issuer as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

709 S. Harbor City Blvd., Suite 250, Melbourne, FL 32901

 (Address of principal executive offices including zip code)

(321) 725-0090

 (Registrant's telephone number, including area code)

Medical Billing Assistance, Inc.

(Former Name or Former Address, if Changed Since Last Report)

 Copies to:

Andrea Cataneo, Esq.

Andrew Smith, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 9, 2012, First Choice Healthcare Solutions, Inc. announced its financial results for the quarter and six months ended June 30, 2012.

A copy of the press release announcing these financial results is attached as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure

Additional information of the registrant is attached as Exhibit 99.2 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 9, 2012 , issued by First Choice Healthcare Solutions, Inc.

99.2	Company and financial highlights.

NOTE: The information in this report (including the exhibits) is furnished pursuant to Item 2.02 and Item 7 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The information in Item 7.01 (and Exhibit 99.2) will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

First Choice Healthcare Solutions, Inc.

Dated: August 14, 2012	By:	/s/ Christian Romandetti
Christian Romandetti
Chief Executive Officer